Exhibit 10.31

TERM NOTE A

$8,000,000	Dated as of: December 20, 2018

This Term Note A (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan, and Security Agreement dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among Quality Gold, Inc., an Ohio corporation (“QGI”), MTM, Inc., a Delaware corporation (“MTM”), Gold Limited Liability Company, a California limited liability company (“Gold”), LogoArt LLC, a Kentucky limited liability company (“Logo”) (QGI, MTM, Gold, Logo, and each Person joined to the Credit Agreement as a borrower from time to time, individually and collectively, “Borrower”), and PNC Bank, National Association (“Lender”). Capitalized terms not defined herein shall have the meanings provided in the Credit Agreement.

FOR VALUE RECEIVED, Borrower hereby jointly and severally promises to pay to the order of Lender, at its address specified in the Credit Agreement, or at such other place as Lender may from time to time designate to Borrowing Representative in writing:

(i)       the principal sum of EIGHT MILLION Dollars ($8,000,000) or, if different from such amount, the unpaid principal balance of the aggregate sum of the Term Loan A outstanding under the Credit Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; and

(ii)       interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement.

This Note is Term Note A referred to in the Credit Agreement and is secured, inter alia, by the Liens granted pursuant to the Credit Agreement and the Other Documents, is entitled to the benefits of the Credit Agreement and the Other Documents and is subject to all of the terms and conditions therein contained. This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.

If an Event of Default under Section 10.7 of the Credit Agreement shall occur with respect to a Borrower, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. The terms of Section 16.1 of the Credit Agreement are incorporated herein. Borrower expressly waives all suretyship defenses and any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR ANY OTHER DOCUMENT IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Signature Pages Follow

Signature Page to Term Note

Quality Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

MTM, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Vice President

Gold Limited Liability Company

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

LogoArt LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager